UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

American Woodmark Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

(540) 665-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On December 29, 2017, American Woodmark Corporation (the “Company”) completed the previously announced acquisition (the “Acquisition”) of RSI Home Products, Inc. (“RSI”) pursuant to the Agreement and Plan of Merger entered into by the Company, RSI, Alliance Merger Sub, Inc. and Ronald M. Simon, solely in his capacity as the Stockholder Representative, on November 30, 2017.

The Company filed a Current Report on Form 8-K on January 5, 2018 (the “Original Form 8-K”) announcing the completion of the Acquisition and providing the disclosure items required in Items 1.01, 2.01, 2.03, 3.02, 7.01 and 9.01 of Form 8-K.

This Current Report on Form 8-K/A is being filed with the SEC to amend and supplement the Original Form 8-K to provide the disclosures required by Item 9.01 of Form 8-K, including the required historical financial information of RSI and the required pro forma financial statements.

Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of RSI as of December 31, 2016 and January 2, 2016, and the audited related consolidated statements of income, stockholders’ deficit and redeemable common stock and cash flows for each of the three fiscal years ended December 31, 2016, January 2, 2016 and January 3, 2015, together with the reports thereon of PricewaterhouseCoopers LLP, independent accountants, and RSM US LLP, independent auditors and accompanying notes of RSI are filed as Exhibit 99.1.

The unaudited condensed consolidated balance sheets of RSI as of September 30, 2017 and December 31, 2016, the condensed consolidated statements of income and cash flows for the nine months ended September 30, 2017 and October 1, 2016 and accompanying notes of RSI are filed as Exhibit 99.2.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of October 31, 2017 and for the fiscal year ended April 30, 2017 and the six months ended October 31, 2017 and accompanying notes are filed as Exhibit 99.3.

(c) Not Applicable

(d) Exhibits

23.1*	Consent of PricewaterhouseCoopers LLP, independent accountants.

23.2*	Consent of RSM US LLP, independent auditors.

99.1*	Consolidated Financial Statements of RSI Home Products, Inc., together with reports thereon of PricewaterhouseCoopers LLP, independent auditors, and RSM US LLP, independent auditors and accompanying notes.

99.2*	Condensed Consolidated Financial Statements as of September 30, 2017 and for the nine months ended September 30, 2017 and October 1, 2016 and accompanying notes of RSI Home Products, Inc.

99.3*	Unaudited Pro Forma Combined Condensed Financial Information of the Company.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Woodmark Corporation

By:	/s/ M. Scott Culbreth
M. Scott Culbreth
Senior Vice President and
Chief Financial Officer

February 7, 2018